Related Party Transactions	12 Months Ended
Sep. 30, 2019
Related Party Transactions [Abstract]
Related Party Transactions
16.	RELATED PARTY TRANSACTIONS

On October 12, 2018, the Company entered into a consulting arrangement with the Hawksbill Group for a term of six months. The Hawksbill Group is 30% owned by Mr. Tim Lee, a member of the Board of Directors of CPG. Under the terms of the agreement, Hawksbill Group is to provide advisory services regarding operations and maintenance activities. The consulting agreement was approved by the Chief Executive Officer and the former Chief Financial Officer. The monthly fee under the arrangement is less than $0.1 million per month and the contract was canceled in June 2019 with fees totaling $0.5 million. Similar related party arrangements existed with Hawksbill during fiscal years ended September 30, 2018 and total fees expensed for the arrangement were $0.6 million. The amount payable to the Hawksbill Group as of September 30, 2018 was $0.1 million.